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                                 VALIC COMPANY I

               SUPPLEMENT TO THE PROSPECTUS DATED OCTOBER 1, 2006


Effective April 24, 2007, the Board of Directors of VALIC Company I ("VC I") approved a new Investment Sub-Advisory Agreement between The Variable Annuity Life Insurance Company ("VALIC") and Putnam Investment Management, LLC ("Putnam"), with respect to the Global Equity Fund and Small Cap Special Values Fund of VC I. The new agreement was required as a result of the anticipated sale of Putnam and its affiliated companies by their majority-owner Marsh & McLennan Companies Inc. to Great-West Lifeco, Inc., a subsidiary of Power Financial Corporation. The closing of the acquisition is expected to take place in the middle of 2007. The new Investment Sub-Advisory Agreement will become effective upon such closing.

The effective change of control of Putnam will constitute an "assignment", as the term is defined by Section 2(a)(4) of the Investment Company Act of 1940, as amended (the "1940 Act"). As required by Section 15(a)(4) of the 1940 Act, the existing Investment Sub-Advisory Agreement between VALIC and Putnam provides for automatic termination upon assignment, and pursuant to the terms of an exemptive order for the Securities and Exchange Commission, VALIC is permitted, under certain conditions and subject to board approval, to continue the employment of existing sub-advisers and to enter into new sub-advisory agreements with such sub-advisers without obtaining shareholder approval.

The change in control of Putnam will not result in any modifications to the investment objective, principal investment strategies, portfolio managers, or the advisory or sub-advisory fees.


Dated:  May 3, 2007